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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 6, 2004
                        (Date of earliest event reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                               87-0458721
            ------                                               ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                    001-16253
                                    ---------
                              (Commission File No.)

                              1719 West 2800 South
                                Ogden, Utah 84401
                                 (801) 776-4700
                                 --------------
          (Address of principal executive offices and telephone number, including area code)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 6, 2004, Computerized Thermal Imaging, Inc. ("CTI") announced that it had received notice from the American Stock Exchange ("AMEX") informing CTI of the determination of the AMEX staff to strike CTI's common stock from listing on AMEX. The press release announcing the AMEX determination, as well as CTI's intention to appeal the determination, is filed with this report as Exhibit 99 and is incorporated into this report by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99   Press release dated February 6, 2004.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COMPUTERIZED THERMAL IMAGING, INC.



                                         /s/ B.J. Mendenhall
                                         ---------------------------------------
                                         B.J. Mendenhall
                                         Chief Financial Officer


Date:  February 6, 2004



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                                INDEX TO EXHIBITS

           Exhibits

              99           Press release dated February 6, 2004.